Exhibit 99.l

 Scott W. Wine, Chairman & CEO Raymond James Investor ConferenceMarch 6, 2018  POLARIS INDUSTRIES INC.

 VIDEO: Levi Lavallee Super Bowl Jump  2  PII RJames 3/6/18

POLARIS DRIVEN

POLARIS INDUSTRIES INC. – A GLOBAL CORPORATION

1954	Year Polaris was Founded
~11,000	Employees Worldwide
17	Manufacturing Locations
5	Research & Development Centers
~1,800	Dealers In North America
~1,400	Dealers Outside North America
>370,000	Units Shipped Worldwide in 2017
>100	Countries – Polaris Products Sold

2017 Sales* by Segment


ORV/Snow
9%
66%
Motorcycles
7% excl. Victory
11%
Adjacent Markets
16%
7%
Aftermarket
362%
16%
$5.4B
20%

*FY 2017 Sales results are adjusted; see Appendix for GAAP/Non-GAAP Reconciliation

PII RJames 3/6/18
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     N.A. POWERSPORTS CONSOLIDATED MARKET SHARE  4  CLEAR #1 IN N.A. POWERSPORTS  Honda  Harley  Yamaha  Kawasaki  Can Am    Other    LEADER   POWERSPORTSMARKET SHARE  PII RJames 3/6/18

POLARIS DRIVEN

STRONG TRACK RECORD OF GROWTH

2009 Sales


Off-Road Vehicles/ Snow
96%
Motorcycles
4%
$1.6
BILLION

2017 Sales*


Off-Road Vehicles/ Snow
66%
Motorcycles
11%
Global Adjacent Markets
7%
Aftermarket
16%
$5.4
BILLION

- ORGANIC GROWTH
- PLANT INVESTMENTS
- INDIAN MOTORCYCLES
- GLOBAL EXPANSION
- STRATEGIC ACQUISITIONS
- AFTERMARKET – TAP / PG&A

**Adjusted Results: See Q4/FY'17 Appendix for GAAP/Non-GAAP Reconciliation*

A MORE DIVERSE GROWTH COMPANY

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 $5.4 BILLION  Off-Road Vehicles/Snowmobiles  Aftermarket  Global Adjacent Markets  Motorcycles  Platforms for Growth  STRONG TRACK RECORD OF GROWTH  6  PII RJames 3/6/18  $3.6B  $885M    2017 Sales*  $5.4 BILLION  $574M  $397M  Off-Road Vehicles/Snowmobiles  Aftermarket  Motorcycles  Global Adjacent Markets   *FY 2017 Sales results are adjusted; see Appendix for GAAP/Non-GAAP Reconciliation

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 8     2018    BUILDING A CUSTOMER-CENTRIC, HIGHLY EFFICIENT GROWTH COMPANY  PII RJames 3/6/18

 2018 FULL YEAR GUIDANCE BY SEGMENT  2018 GUIDANCE     GROWTH           3% - 5%  Adjusted* Sales Guidance  $5.6 - $5.7 Billion     EFFICIENCY           24% - 28%  Adjusted* EPS Guidance  $6.00 to $6.20   PII RJames 3/6/18  9  Aftermarket  ORV/Snowmobiles  Adjacent Markets  Motorcycles  low tomid-single digits %  $3,572  $574  high-singledigits %  mid-single digits %  $397  high-single digits %  $885   ($ in millions; PG&A sales included in each respective segment)           *FY 2017 Sales results and 2018 Sales & EPS guidance are adjusted; see Appendix for GAAP/Non-GAAP Reconciliation

POLARIS DRIVEN

OFF-ROAD VEHICLES


RANGER
POLARIS
RANGER
1MILLION
STRONG


RZR


GENERAL


SPORTSMAN

ORV / Snowmobile Segment Sales*

$ in billions; includes related PG&A Sales


$3.3B
PG&A
Snow
ORV
FY 2016
Reclassified(1)
9%
$3.6B
PG&A
Snow
ORV
FY 2017
Up low to
mid-single
digits %
PG&A
Snow
ORV
FY 2018
Guidance

Key Strategies

Drive Innovation

Activate the Core

Flawless Delivery / Execution

Resolve Regulatory Issues

Remain Clear #1 in Market Share

** See GAAP/Non-GAAP Reconciliation in Appendix*

(1) 2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments

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 VIDEO: RZR XP TURBO S  11  PII RJames 3/6/18  60 Sec. VideoNEED MP4/WMV FILEInsert picture of Turbo S

POLARIS DRIVEN

SNOWMOBILES


RMK


INDY


TITAN


TIMBERSLED

ORV / Snowmobile Segment Sales*

$ in billions; includes related PG&A Sales


$3.3B
PG&A
Snow
ORV
FY 2016 Reclassified(1)
9%
$3.6B
PG&A
Snow
ORV
FY 2017
Up low to mid-single digits %
PG&A
Snow
ORV
FY 2018 Guidance

Key Strategies

Win the Core

Drive Innovation

Create New Segments

Remains One of Our Most Profitable Businesses

* See GAAP/Non-GAAP Reconciliation in Appendix

(1) 2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments

PII RJames 3/6/18 12

POLARIS DRIVEN

MOTORCYCLES


Indian
MOTORCYCLE
INDIAN


SLINGSHOT





Motorcycle Segment Sales*

$ in millions; includes related PG&A Sales


$699
18%
(7% Excl. Victory)
$574
Up
high-single
digits %
FY 2016
Reclassified(1)
FY 2017
Adjusted*
FY 2018
Guidance

Key Strategies

Drive Global Awareness

Deliver On-going Innovation

Margin Improvement

On-going Sales & Margin Expansion in 2018

** See GAAP/Non-GAAP Reconciliation in Appendix*

(1) 2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments

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 GAM Segment Sales  14  PII RJames 3/6/18  Building on Strong Momentum  GLOBAL ADJACENT MARKETS (GAM)  Capitalize on Emerging TrendsExpand Products and ChannelsDrive Autonomous Capability  Key Strategies  Up mid-single digits %  Guidance  $ in millions; includes related PG&A Sales  $342  16%$397

 PII RJames 3/6/18  15  WEST GLAMIS    Unforgettable ride and drive experiences nationwidehttps://adventures.polaris.com/

 Core PG&A Sales  16  PG&A is Integral in Providing Industry-Leading Customer Experience  CORE PARTS, GARMENTS & ACCESSORIES (PG&A)  Up mid-single digits %   8%$784  Guidance  $ in millions  $727  Motorcycles  Adjacent Markets (GAM)  Snowmobiles  3%Apparel  Build on Growth FoundationE-commerce AccelerationImproved New Product Readiness  Key Strategies  2017 Sales by Segment  2017 Sales by Category  PII RJames 3/6/18

POLARIS DRIVEN

AFTERMARKET


SMITTYBILT


4 WHEEL PARTS

Aftermarket Segment Sales


$ in millions
$192
FY 2016 Reclassified(1)
Significantly
$885
FY 2017
Up high-single digits %
FY 2018 Guidance

Transamerican Auto Parts

4 WHEEL PARTS, G2 AXLE & GEAR, RUBICON EXPRESS, POISON SPYDER, SMITTYBILT, TRAIL MASTER, lrg, PRO COMP

Other Aftermarket Brands

Klim, KOLPIN OUTDOORS, PRO ARMOR, 509, TRAIL TECH

Key Strategies

Brand and Product Leadership

Sales / Channel Optimization

Supply Chain Excellence

TAP Providing Access to the $10+ Billion Jeep & Truck Accessories Market

(1) 2016 sales, for comparison purposes, have been reclassified to account for the new Aftermarket segment which included aftermarket brands previously reported in their respective segments

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 International Sales  18  Solid Execution in All Markets  INTERNATIONAL  Grow ORV / MotorcyclesMaximize SnowLeverage Local Manufacturing  Key Strategies  Up mid-single digits %  Guidance  $ in millions; includes related PG&A Sales  $652  11%$725  PII RJames 3/6/18  2017 Sales by Business  Opole, Poland

POLARIS DRIVEN

2018 FOCUS AREAS

SAFETY & QUALITY

Increased investments: safety, quality, advanced technology

R&D expense up ~40% over 2 years (2017–2018E)



DEALER & CUSTOMER EXCELLENCE

Improved order visibility and product availability

Industry-leading buying and owning experience


Personalize My Experience
Help Me Choose
Connect Me to My Dealer
Make it Easy to Research
Help Me Find My Vehicle and Dealer
Help Me Buy What I Want

PRODUCTIVITY POWERHOUSE

Improved profitability – motorcycles / PG&A / Aftermarket

Product cost / Productivity: Sourcing, Plants, Op Expense

POLARIS® VALUE IMPROVEMENT PROCESS VIP

Driving Customer Satisfaction & Profitability Through Improved Productivity

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POLARIS DRIVEN

MULTI-YEAR STRATEGIC SOURCING TRANSFORMATION

COST SAVINGS TARGET

>$200 Million
(annual gross savings)

SIGNIFICANT SUPPLIER RATIONALIZATION



IMPROVED QUALITY

<150
PPM REJECTS



Partnering with an experienced global sourcing consulting firm

Fully resourced for success – over 60 people re-allocated to project

Proven 11 gate sourcing process; 4 Waves over strategic period

Wave 1: Global Preferred Supplier Conference – March 2018
- *Over 1,500 attendees confirmed*

Wave 1 Categories for Strategic Supplier Alliances


~$1B
ANNUAL SPEND
Logistics
Fabrications & Metal Tube/Pipe
Batteries
Driveline
Plastics
Cast & Machine

Enables Improved Productivity, Quality, Innovation and Delivery

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 New product launches accelerating; 8 in past six monthsORV – Playing OffenseIndian – winning in the market and on the trackPG&A + TAP + Aftermarket = $1.7B – sizable foundation for growthInternational – leveraging momentumSafety, Quality, Dealer/Consumer Excellence Improved  A Customer-centric Highly Efficient Growth Company  21  PII RJames 3/6/18  SUMMARY

 SAFE HARBOR & NON-GAAP MEASURES  22  PII RJames 3/6/18  Except for historical information contained herein, the matters set forth in this presentation, including management’s expectations regarding 2018 future sales, shipments, net income, and net income per share, operational initiatives and impact of tax reform are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as the Company’s ability to successfully implement its manufacturing operations expansion initiatives, product offerings, promotional activities and pricing strategies by competitors; economic conditions that impact consumer spending; acquisition integration costs; product recalls, warranty expenses; impact of changes in Polaris stock price on incentive compensation plan costs; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.This presentation contains certain non-GAAP financial measures, consisting of “Adjusted” sales (total and organic), gross profit, operating expenses, net income and net income per diluted share as measures of our operating performance. Management believes these measures may be useful in performing meaningful comparisons of past and present operating results, to understand the performance of its ongoing operations and how management views the business. Reconciliations of Adjusted non-GAAP measures to reported GAAP measures are included on slides 4 and 5 in this presentation. These measures, however, should not be construed as an alternative to any other measure of performance determined in accordance with GAAP.

 QUESTIONS?          Raymond James Investor ConferenceMarch 6, 2018  POLARIS INDUSTRIES INC.

 APPENDIX          Raymond James Investor ConferenceMarch 6, 2018  POLARIS INDUSTRIES INC.

POLARIS DRIVEN

APPENDIX: NON-GAAP RECONCILIATIONS

Reconciliation of GAAP "Reported" Results to Non-GAAP "Adjusted" Results

(In Thousands, except per share data; Unaudited)

	Three months ended December 31, 2017	Three months ended December 31, 2016	Years ended December 31, 2017	Years ended December 31, 2016
Sales	$ 1,431,049	$ 1,217,789	$ 5,428,477	$ 4,516,629
Victory wind down (1)	(2,364)	—	(1,857)	—
Restructuring & realignment (3)	1,048	—	1,048	—
Adjusted sales	1,429,733	1,217,789	5,427,668	4,516,629
Gross profit	367,812	312,772	1,324,651	1,105,623
Victory wind down (1)	2,874	—	57,844	—
TAP (2)	—	8,803	12,950	8,803
Restructuring & realignment (3)	2,463	—	12,980	—
Adjusted gross profit	373,149	321,575	1,408,425	1,114,426
Income before taxes	117,977	85,459	318,791	313,251
Victory wind down (1)	164	—	77,398	—
TAP (2)	3,463	21,454	26,921	21,454
Restructuring & realignment (3)	11,598	—	22,116	—
Adjusted income before taxes	133,202	106,913	445,226	334,705
Net income	31,475	62,581	$ 172,492	212,948
Victory wind down (1)	(1,012)	—	52,366	—
TAP (2)	2,177	13,515	16,923	13,515
Restructuring & realignment (3)	7,291	—	13,902	—
Tax reform (4)	55,398	—	55,398	—
Adjusted net income (5)	$ 95,329	$ 76,096	$ 311,081	$ 226,463
Diluted EPS	$ 0.49	$ 0.97	$ 2.69	$ 3.27
Victory wind down (1)	(0.02)	—	0.82	—
TAP (2)	0.03	0.21	0.26	0.21
Restructuring & realignment (3)	0.11	—	0.22	—
Tax reform (4)	0.86	—	0.86	—
Adjusted EPS (6)	$ 1.47	$ 1.18	$ 4.85	$ 3.48

Key Definitions: Throughout this presentation, the word "Adjusted" is used to refer to GAAP results excluding: TAP inventory step-up purchase accounting, TAP integration expenses, impacts associated with the Victory Motorcycles® wind down, restructuring and realignment costs, and impacts of the tax reform.

Adjustments:

(1) Represents adjustments for the wind down of Victory Motorcycles, including wholegoods, accessories and apparel

(2) Represents adjustments for TAP integration expenses

(3) Represents adjustments for corporate restructuring and network realignment costs

(4) Represents an adjustment for impacts of a charge in its income tax provision due to the remeasurement of its deferred income tax positions at the new corporate income tax rate of 23.8 percent (from 37.1 percent)

(5) The Company used its estimated statutory tax rate of 37.1% for the non-GAAP adjustments, except for the non-deductible items and the tax reform related changes noted in Item 4

2016 Reclassified Results: 2016 sales and gross profit results for ORV/Snowmobiles, Motorcycles and Aftermarket are reclassified for the new Aftermarket reporting segment.

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POLARIS DRIVEN

APPENDIX: NON-GAAP RECONCILIATIONS - SEGMENTS

Non-GAAP Reconciliation of Segment Results (In Thousands; Unaudited)

	Three months ended December 31, 2017	Three months ended December 31, 2016	Years ended December 31, 2017	Years ended December 31, 2016
SEGMENT SALES				
ORV/Snow segment sales	$ 993,750	$ 880,905	$ 3,570,753	$ 3,283,890
Restructuring & realignment [3]	1,048	—	1,048	—
Adjusted ORV/Snow segment sales	994,798	880,905	3,571,801	3,283,890
Motorcycles segment sales	102,723	104,331	576,068	699,171
Victory wind down [1]	(2,364)	—	(1,857)	—
Adjusted Motorcycles segment sales	100,359	104,331	574,211	699,171
Global Adjacent Markets (GAM) segment sales	116,612	98,384	396,764	341,937
No adjustment	—	—	—	—
Adjusted GAM segment sales	116,612	98,384	396,764	341,937
Aftermarket segment sales	217,964	134,169	884,892	191,631
No adjustment	—	—	—	—
Adjusted Aftermarket sales	217,964	134,169	884,892	191,631
Total sales	1,431,049	1,217,789	5,428,477	4,516,629
Total adjustments	(1,316)	—	(809)	—
Adjusted total sales	$ 1,429,733	$ 1,217,789	$ 5,427,668	$ 4,516,629

	Three months ended December 31, 2017	Three months ended December 31, 2016	Years ended December 31, 2017	Years ended December 31, 2016
SEGMENT GROSS PROFIT				
ORV/Snow segment gross profit	278,544	251,521	1,054,557	907,597
Restructuring & realignment [3]	1,048	—	1,048	—
Adjusted ORV/Snow segment gross profit	279,592	251,521	1,055,605	907,597
Motorcycles segment gross profit	5,108	1,063	16,697	87,538
Victory wind down [1]	2,874	—	57,844	—
Adjusted Motorcycles segment gross profit	7,982	1,063	74,541	87,538
Global Adjacent Markets (GAM) segment gross profit	29,623	28,986	94,920	95,149
Restructuring & realignment [3]	415	—	10,932	—
Adjusted GAM segment gross profit	30,038	28,986	105,852	95,149
Aftermarket segment gross profit	60,777	28,017	225,498	46,289
TAP [2]	—	8,803	12,950	8,803
Adjusted Aftermarket segment gross profit	60,777	36,820	238,448	55,092
Corporate segment gross profit	(6,240)	3,185	(67,021)	(30,950)
Restructuring & realignment [4]	1,000	—	1,000	—
Adjusted Corporate segment gross profit	(5,240)	3,185	(66,021)	(30,950)
Total gross profit	367,812	312,772	1,324,651	1,105,623
Total adjustments	5,337	8,803	83,774	8,803
Adjusted total gross profit	373,149	321,575	1,408,425	1,114,426

Adjustments:

[1] Represents adjustments for the wind down of Victory Motorcycles, including wholegoods, accessories and apparel

[2] Represents adjustments for TAP integration expenses

[3] Represents adjustments for corporate restructuring and network realignment costs

[4] Represents adjustments for costs related to supply chain transformation.

2016 Reclassified Results: 2016 sales and gross profit results for ORV/Snowmobiles, Motorcycles and Aftermarket are reclassified for the new Aftermarket reporting segment.

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APPENDIX: 2018 GUIDANCE DISCLOSURES  27  PII RJames 3/6/18    2018 guidance excludes the pre-tax effect of acquisition integration costs of approx. $10 million, supply chain transformation costs of approx. $10 million to $20 million and the remaining impacts associated with the Victory wind down which is estimated to be in the range of $5 million to $10 million. 2018 Adjusted sales guidance excludes any Victory wholegood, accessories and apparel sales and corresponding promotional costs as the Company is in the process of exiting the brand. The Company has not provided reconciliations of guidance for Adjusted diluted net income per share, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. The Company is unable, without unreasonable efforts, to forecast certain items required to develop meaningful comparable GAAP financial measures. These items include costs associated with the Victory wind down that are difficult to predict in advance in order to include in a GAAP estimate.Product Quality Update:  As previously disclosed, Polaris is working with regulators to resolve ongoing product issues.  The Company expects to resolve, in the near term, a late reporting penalty with the CPSC related to previously announced recalls.  An estimated amount for the pending penalty has been previously accrued for in Polaris’ prior year financial statements.